SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 30, 2003

                          MERRILL LYNCH DEPOSITOR, INC.
                     (on behalf of PPLUS Trust Series GSG-2)
             (Exact name of registrant as specified in its charter)


           Delaware                     333-88166-07                      13-3891329
(State or other jurisdiction of    (Commission File Number)    (I.R.S Employer Identification No.)
        incorporation)


              World Financial Center
                New York, New York                            10281
     (Address of principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code: (212) 449-1000




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INFORMATION TO BE INCLUDED IN REPORT

Item 1.    Changes in Control of Registrant

                  Not Applicable.

Item 2.    Acquisition or Disposition of Assets

                  Not Applicable.

Item 3.    Bankruptcy or Receivership

                  Not Applicable.

Item 4.    Changes in Registrant's Certifying Accountant

                  Not Applicable.

Item 5.    Other Events

                  On July 30, 2003, PPLUS Trust Series GSG-2, for which Merrill Lynch Depositor, Inc. (the "Depositor") acted as depositor, issued 1,400,000 Class B Trust Certificates.

                  In connection therewith, the Depositor entered into a PPLUS Trust Certificates Series GSG-2 Supplement, dated as of July 30, 2003, by and between the Depositor and The Bank of New York, as successor to United States Trust Company of New York, as trustee (the "Trustee") and securities intermediary (the "Securities Intermediary"), which amends and supplements the Standard Terms for Trust Agreements, dated as of February 20, 1998, by and between the Depositor and the Trustee and Securities Intermediary.

Item 6.    Resignation of Registrant's Directors

                  Not Applicable.




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Item 7.    Financial Statements and Exhibits

                  (a) Financial statements of businesses acquired.

                           Not Applicable.

                  (b) Pro forma financial information.

                           Not Applicable.

                  (c) Exhibits.

Item 601(a)
of Regulation S-K
Exhibit No.                                     Description
-----------                                     -----------

1.2                  Terms  Agreement  between  Merrill Lynch  Depositor,  Inc.
                     and Merrill Lynch, Pierce, Fenner & Smith, Incorporated dated July 25, 2003.

4.2 PPLUS Trust Certificates Series GSG-2 Series Supplement, dated as of July 30, 2003, between Merrill Lynch Depositor, Inc. and The Bank of New York, as trustee and as securities intermediary.

Item 8.           Change in Fiscal Year

                  Not Applicable.

Item 9.           Sales of Equity Securities Pursuant to Regulation S

                  Not Applicable.



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          MERRILL LYNCH DEPOSITOR, INC.


Date: July 30, 2003                       By:  /s/ Barry N. Finkelstein
                                              -------------------------
                                                   Name:  Barry N. Finkelstein
                                                   Title:President





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                                INDEX TO EXHIBITS


Exhibit No.                       Description
-----------                       -----------

1.2 Terms Agreement between Merrill Lynch Depositor, Inc. and Merril Lynch, Pierce, Fenner & Smith, Incorporated dated July 25, 2003.

4.2             Series Supplement for PPLUS Trust
                Certificates Series GSG-2, dated as
                of July 30, 2003, between Merrill
                Lynch Depositor, Inc. and The Bank
                of New York, as trustee and as
                securities intermediary.